Rule 497(e)
Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST MUNICIPAL CEF Income Opportunity ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 2, 2018

DATED NOVEMBER 9, 2018

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, Jordan Ramsland, Portfolio Manager of First Trust Advisors L.P. ("First Trust"), is a member of the Fund’s portfolio management team beginning on or about November 9, 2018.

Jordan Ramsland is a Portfolio Manager at First Trust Advisors L.P. Mr. Ramsland graduated from Palm Beach Atlantic University in 2011 with a B.S. in Finance. Mr. Ramsland joined First Trust in 2013, and his current responsibilities include research and management of strategies that invest primarily in closed-end funds. He is responsible for updating and maintaining First Trust’s proprietary CEF models as part of the investment process for the First Trust Closed-End Fund ETFs and SMAs. Prior to working at First Trust, he worked at a high net worth wealth management firm, as well as a technology firm in Chicago.

As of September 30, 2018, Jordan Ramsland managed the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Jordan Ramsland	0 ($0)	0 ($0)	353 ($109,305,019)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE